UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 13, 2013

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2013, PlainsCapital Bank (“PlainsCapital Bank”), a wholly owned subsidiary of Hilltop Holdings Inc. (the “Company”), entered into a Purchase and Assumption Agreement — Whole Bank, All Deposits (the “Agreement”), with the Federal Deposit Insurance Corporation (the “FDIC”), as receiver of First National Bank, Edinburg, Texas (“First National Bank”), and the FDIC. In accordance with the Agreement, PlainsCapital Bank assumed substantially all of the liabilities, including all of the deposits, and acquired substantially all of the assets of First National Bank (the “Acquisition”) and reopened all branches of First National Bank under the PlainsCapital Bank name. Based on April 19, 2013 balances of First National Bank, PlainsCapital Bank purchased at book value approximately $2.6 billion in assets and assumed approximately $2.4 billion in liabilities.

The deposits were acquired without a premium and the assets were acquired at a discount of approximately $260.0 million, subject to customary adjustments. The terms of the Agreement provide for the FDIC to indemnify PlainsCapital Bank against claims with respect to liabilities and assets of First National Bank or any of its affiliates not assumed or otherwise purchased by PlainsCapital and with respect to certain other claims by third parties.

The Agreement contains two loss share agreements with the FDIC that collectively cover approximately $1.8 billion of loans and other real estate owned (the “Covered Assets”). The loss share agreements are based on a three tranche structure pursuant to which the FDIC has agreed to reimburse PlainsCapital Bank for 80 percent, 0 percent and 80 percent of the losses PlainsCapital Bank incurs with respect to the Covered Assets in tranche 1, tranche 2 and tranche 3, respectively. The loss share agreement applicable to single-family residential mortgage loans provides for loss sharing for a period of ten years on the terms and conditions described in that loss share agreement. The loss share agreement applicable to commercial loans and other real estate owned provides for FDIC loss sharing for a period of five years and PlainsCapital Bank reimbursement to the FDIC for recoveries for an additional three years thereafter, in each case on the terms and conditions described in that loss share agreement.

If actual losses incurred are not as significant as estimated in the Agreement, PlainsCapital Bank has agreed to pay to the FDIC, 45 days after September 30, 2023 (or, if later, the time of disposition of all acquired assets pursuant to the loss share agreements), a true-up amount calculated using a formula set forth in the Agreement.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Acquisition was consummated on September 13, 2013. The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 13, 2013, the Company issued a press release announcing the Acquisition. A copy of this press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

On September 16, 2013, PlainsCapital Bank issued a press release announcing the opening of all 51 branches of First National Bank under the PlainsCapital Bank name. A copy of this press release is furnished as Exhibit 99.2 to this Current Report and incorporated by reference herein.

The Company intends to use the investor presentation furnished as Exhibit 99.3 to this Current Report, which is incorporated by reference herein, in whole or in part, in one or more meetings with investors or analysts, including in a webcast on September 19, 2013 at 8:00 a.m. (central time).

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)         Financial statements of businesses acquired.

To the extent that financial statements are required by this Item 9.01(a), the Company will file such financial statements in an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is due to be filed.

(b)         Pro forma financial information.

To the extent that pro forma financial information is required by this Item 9.01(b), the Company will file such information in an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is due to be filed.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
2.1*

Purchase and Assumption Agreement — Whole Bank, All Deposits, dated as of September 13, 2013, by and among the Federal Deposit Insurance Corporation, receiver of First National Bank, Edinburg, Texas, PlainsCapital Bank and the Federal Deposit Insurance Corporation.

99.1	Press Release, dated September 13, 2013 (furnished pursuant to Item 7.01).
99.2	Press Release, dated September 16, 2013 (furnished pursuant to Item 7.01).
99.3	Investor Presentation (furnished pursuant to Item 7.01).

*Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Hilltop Holdings Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLTOP HOLDINGS INC.,
a Maryland corporation

Date: September 19, 2013	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
2.1*

Purchase and Assumption Agreement — Whole Bank, All Deposits, dated as of September 13, 2013, by and among the Federal Deposit Insurance Corporation, receiver of First National Bank, Edinburg, Texas, PlainsCapital Bank and the Federal Deposit Insurance Corporation.

99.1	Press Release, dated September 13, 2013 (furnished pursuant to Item 7.01).
99.2	Press Release, dated September 16, 2013 (furnished pursuant to Item 7.01).
99.3	Investor Presentation (furnished pursuant to Item 7.01).

*Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Hilltop Holdings Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.